Exhibit 10.2

SERVICESOURCE INTERNATIONAL, LLC

2004 OMNIBUS SHARE PLAN

1.    Purpose. This 2004 Omnibus Share Plan (the “Plan”) of ServiceSource International, LLC (the “Company”) is intended to provide incentives (a) to directors, officers, employees and consultants of the Company and Related Companies by providing them with opportunities to purchase shares in the Company pursuant to options granted hereunder (“Options”); and (b) to directors, officers, employees and consultants of the Company and Related Companies by providing them with opportunities to make direct purchases or to receive grants of restricted shares in the Company (“Restricted Shares”). For the purposes of the Plan, the term “Related Companies” means any entity controlling, controlled by or under common control with the Company.

2.    Administration of the Plan.

The Plan shall be administered by the Board of Directors of the Company (the “Board”). The Board may appoint a Compensation Committee of two or more of its members to administer this Plan. All references in this Plan to the Committee shall mean the Board if there is no Committee so appointed. In the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each member of the Committee shall be a “disinterested person” as defined in Rule 16b-3 under the Exchange Act and each shall be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”).

Subject to ratification of the grant of each Option or Restricted Shares by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Companies to whom Options or Restricted Shares may be granted; (ii) determine the time or times at which Options or Restricted Shares may be granted; (iii) determine the option price of shares subject to each Option and the purchase price of Restricted Shares, if any; (iv) determine the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase or forfeiture options are to be imposed on shares subject to Options and to Restricted Shares, and the nature of such restrictions, if any; (vii) establish, amend and waive the terms and conditions of individual options and purchase authorizations granted hereunder, including, without limitation, terms and conditions relating to vesting, exercisability, forfeiture, acceleration and effect of termination of employment by the Company; and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or authorization or agreement for Restricted Shares granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Restricted Shares granted under it.

The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan.

3.    Eligible Recipients. Options and Restricted Shares may be granted to any director (whether or not an employee), officer, employee or Consultant (as defined below) of the Company or any Related Company. The Committee may take into consideration an optionee’s individual circumstances in determining whether to grant an Option or Restricted Shares and the terms and provisions thereof. Granting of any Option or Restricted Shares to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options or Restricted Shares. For purposes of this Plan, “Consultant” shall mean any person, including an advisor, (i) engaged by the Company or any Related Company, to render consulting or advisory services and who is compensated for such services.

4.    Shares. The shares subject to Options and Restricted Shares shall be authorized but unissued Common Shares of the Company (the “Common Shares”), or Common Shares reacquired by the Company in any manner. The aggregate number of Common Shares which may be issued pursuant to the Plan is 8,000,000 subject to adjustment as provided in paragraph 11. Any such Common Shares may be issued as Options or Restricted Shares so long as the aggregate number of Common Shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Restricted Shares shall be reacquired by the Company by exercise of its repurchase option or forfeited by the recipient, the shares subject to such expired or terminated Option and reacquired or forfeited Restricted Shares shall again be available for grants of Options or Restricted Shares under the Plan.

5.    Grants under the Plan. Options or Restricted Shares may be granted under the Plan at any time on or after May 24, 2004 and prior to May 24, 2014. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it awards the Option; provided, however, that such date shall not be prior to the date of award.

6.    Option Duration. Each Option shall expire on the date specified by the Committee, but not more than ten years from the date of grant.

7.    Exercise of Option. Each Option granted under the Plan shall be exercisable as follows:

(a)    The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments or under such circumstances as the Committee may specify.

(b)    Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

(c)    Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d)    The Committee shall have the right to accelerate the date of exercise of any installment.

(e)    Notwithstanding the foregoing, to the extent that the following restrictions on vesting are required by Section 260.140.41(f) of Title 10 of the California Code of Regulations at the time of the grant of the Option, then Options granted to employees who are not an officer, director or Consultant shall provide for vesting of the total number of shares of Common Stock at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment.

(f)    In the event that an optionholder’s continuous service terminates (other than upon the optionholder’s death or disability, which is covered below), each Option may be exercised (to the extent that such Option was entitled to be exercised as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the optionholder’s continuous service (or such longer or shorter period specified in the Option agreement, which period shall not be less than thirty (30) days unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option agreement. If, after termination, the optionholder does not exercise his or her Option within the time specified in the Option agreement, the Option shall terminate.

8.    Death; Disability; Dissolution. If an optionee ceases to be employed by the Company and all Related Companies by reason of his death, any Option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the Option’s specified expiration date or one year from the date of the optionee’s death.

If an optionee ceases to be employed by the Company and all Related Companies by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the Option’s specified expiration date or one year from the date of the termination of the optionee’s employment.

In the case of a partnership, corporation or other entity holding a Option, if such entity is dissolved, liquidated, becomes insolvent or enters into a merger or acquisition with respect to which such optionee is not the surviving entity, such Option shall terminate immediately.

9.    Assignability. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution (or, in the case of an Option, pursuant to a qualified domestic relations order), and during the lifetime of the Optionee, each Option shall be exercisable only by him.

10.    Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in the Plan and may contain such other provisions as the Committee deems advisable that are not inconsistent with the Plan, including transfer, forfeiture, acceleration and repurchase restrictions applicable to Common Shares issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

11.    Adjustments. Upon the happening of any of the following described events, an optionee’s rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided:

(a)    In the event Common Shares shall be sub-divided or combined into a greater or smaller number of shares or if, upon a reorganization, recapitalization or the like of the Company, the Common Shares shall be exchanged for other securities of the Company, each Optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of common shares or amount of other securities of the Company as were exchangeable for the number of Common Shares which such Optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange.

(b)    In the event the Company is merged into or consolidated with another entity under circumstances where the Company is not the surviving entity or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised options remain outstanding under the Plan, (i) subject to the provisions of clauses (iii), (iv) and (v) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive in lieu of Common Shares, shares of such shares or other securities as the holders of Common Shares received pursuant to the terms of the merger, consolidation or sale; or (ii) the Board may waive any discretionary limitations imposed with respect to the exercise of the option so that all options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; or (iii) all outstanding options may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option, and each such holder thereof shall have the right to exercise such option in full (without regard to any discretionary limitations imposed with respect to the option) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or (iv) all outstanding options may be cancelled by the Board as of the date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option and each such holder thereof shall have the right to exercise such option but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the option prior to the effective date of such merger, consolidation, liquidation or sale; or (v) the Board may provide for the cancellation of all outstanding options and for the payment to the holders thereof of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such option.

(c)    In the event the Company shall issue any of its shares as a share dividend upon or with respect to the shares of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such share dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise.

(d)    No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

(e)    No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph, would have been issued to an optionee pursuant to an Option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fractional shares.

(f)    Upon the happening of any of the foregoing events described in subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in paragraph 4 hereof which are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events specified in such subparagraphs. The Committee shall determine the specific adjustments to be made under this paragraph 11, and subject to paragraph 2, its determination shall be conclusive.

12.    Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefore (i) in United States dollars in cash or by check, (ii) if specified in the applicable Option agreement as determined by the Committee, through delivery of Common Shares having fair market value equal as of the date of the exercise to the cash exercise price of the Option, (iii) if specified in the applicable Option agreement as determined by the Committee, by delivery of the optionee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (iv) if specified in the applicable Option agreement as determined by the Committee, by delivery to the Company of irrevocable instructions to a broker to (a) either sell the shares subject to the option or purchase authorization being exercised or hold such shares as collateral for a margin loan and (b) promptly deliver to the Company the amount of the sale or loan proceeds required to pay the exercise price or purchase price, as the case may be, or (v) if specified in the applicable Option agreement as determined by the Committee, by any combination of (i), (ii), (iii) and (iv) above. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a shares certificate to him for such shares. Except as expressly provided above in paragraph 11 with respect to change in capitalization and shares dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such shares certificate is issued.

13.    Restricted Shares. Each grant of Restricted Shares under the Plan shall be evidenced by an instrument (a “Restricted Shares Agreement”) in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

(a)    The Committee shall determine the number of Common Shares to be issued to an eligible person pursuant to the grant of Restricted Shares, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

(b)    Shares issued pursuant to a grant of Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution or as otherwise determined by the Committee in the Restricted Shares Agreement, for such period as the Committee shall determine, from the date on which the Restricted Shares is granted (the “Restricted Period”). The Company will have the option to repurchase the Common Shares at such price as the Committee shall have fixed in the Restricted Shares Agreement, which option will be exercisable (i) if the Participant’s continuous employment or performance of services for the Company and the Related Companies shall terminate prior to the expiration of the Restricted Period, (ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such repurchase option, the Participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such Restricted Shares or (iii) under such other circumstances as determined by the Committee in its discretion. In addition, Restricted Shares shall be subject to such vesting and forfeiture provisions as are set forth in the Restricted Shares Agreement. Such repurchase option shall be exercisable on such terms and such Restricted Shares shall be forfeited, in such manner and during such period as shall be determined by the Committee in the Restricted Shares Agreement. Each certificate for shares issued as Restricted Shares shall bear an appropriate legend referring to the foregoing repurchase option and other restrictions; shall be deposited by the shareholder with the Company, together with a shares power endorsed in blank; or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such shares in contravention of the foregoing repurchase option and other restrictions shall be null and void and without effect. If shares issued as Restricted Shares shall be repurchased pursuant to the repurchase option described above, or shall be forfeited, the shareholder, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. If the repurchase option described above is not exercised by the Company, such repurchase option and the restrictions imposed pursuant to the first sentence of this subparagraph 13 (b) shall terminate and be of no further force and effect.

(c)    If a person who has been in continuous employment or performance of services for the Company or a Related Company since the date on which Restricted Shares were granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability or by reason of early, normal or deferred retirement under an approved retirement program of the Company or a Related Company (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Restricted Shares was granted to him and prior to the end of the Restricted Period, the Committee may but is not obligated to determine to cancel the repurchase option (and any and all other restrictions, including forfeiture) on any or all of the Restricted Shares; and the repurchase option shall become exercisable at such time as to the remaining shares, if any.

14.    Term and Amendment of Plan. This Plan was adopted by the Board on May 17, 2004. The Plan shall expire on May 17, 2014 (except as to Options and Restricted Shares outstanding on that date). The Board may terminate or amend the Plan in any respect at any time. Termination or any modification or amendment of the Plan shall not, without consent of a participant, adversely affect his rights under any Option or Restricted Shares previously granted to him.

15.    Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options and Restricted Shares authorized under the Plan shall be used for general company purposes.

16.    Governmental Regulation. The Company’s obligation to sell and deliver shares of the Common Shares under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

17.    Withholding Taxes; Delivery of Shares. The Company’s obligation to deliver shares upon exercise of an Option or in connection with any other award hereunder, in whole or in part, shall be subject to the participant’s satisfaction of all applicable federal, state and local income and employment tax withholding and payment obligations. In addition, in the event any award hereunder becomes taxable to a participant in other circumstances, the participant’s right to retain and benefit from the award shall be subject to the participant’s satisfaction of all applicable federal, state and local income and employment tax withholding and payment obligations. If specified in the applicable award agreement, the participant may satisfy such obligations, in whole or in part, by electing to (1) have the Company withhold Common Shares or (2) deliver to the Company already-owned Common Shares having a value equal to the amount required to be withheld; provided, however, that participants who are subject to the requirements of Section 16 of the Exchange Act (“Section 16 Persons”) shall not have the benefit of the foregoing election but rather the Company shall, in all cases where tax withholding is required with respect to such participants, withhold Common Shares having a value equal to such withholding obligations. The value of shares to be withheld or delivered shall be based on the fair market value of the shares on the date the amount of tax to be withheld is to be determined (the “Tax Date”). The election by a participant who is not a Section 16 Person to have shares withheld for this purpose will be subject to the following restrictions: (1) the election must be made prior to the Tax Date, and (2) the election must be irrevocable.

18.    Governing Laws; Construction. The validity and construction of the Plan and the instruments evidencing Options and Restricted Shares shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

19.    Exercise or Purchase Price. The exercise price of each option granted under the Plan, and the purchase price of each restricted share issued under the Plan, shall be not less than 85% of the fair value of a share of common membership interests of the Company except that the price shall be not less than 110% of the fair value of a share of common membership interests of the Company in the case of any person who owns securities possessing more than 10% of the total combined voting power of all classes of securities of the Company or its parent or subsidiaries possessing voting power.

20.    Information Obligation. To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Plan participants at least annually.

OPTION AGREEMENT

between

SERVICESOURCE INTERNATIONAL, LLC

(the “Company”)

and

[                         ]

(the “Employee”)

GRANT DATE:

WHEREAS, the Board of Directors of the Company has authorized the grant of this option effective as of the Grant Date set forth above, subject to the terms and conditions of this Agreement and the ServiceSource International, LLC 2004 Omnibus Share Plan.

NOW, THEREFORE, in consideration of the premises:

1.    Grant of Option. On the terms and conditions of this Agreement, the Company hereby grants to the Employee, and the Employee hereby accepts, the right and option (hereinafter called the “Option”) to purchase all and any part of an aggregate of          [                        ] of the Company’s Common Shares (the “Shares”), at $         (                         Dollars and          Cents) per share (the “Option Price”). This Option may be exercised by purchase of whole Shares only. Shares shall also mean any common shares substituted for Shares in connection with a Change of Control transaction.

2.    Vesting and Exercisability. For purposes of this Option, the Vesting Commencement Date is [                        ]. Provided the Employee remains an employee of the Company, one of its subsidiaries or a member of its control group, on a continuous and uninterrupted basis commencing with the Vesting Commencement Date and through each respective vesting date specified below, the Option shall vest and be exercisable as follows:

[Insert Vesting Schedule]

For purposes of this Option, a month shall be considered a completed month of active full-time service if there is no interruption or termination of the Employee’s active full-time service. Partial months of active full-time service shall not be aggregated. Paid time off or vacation or sick leave (other than a period during which the Employee is compensated under a Company or State disability plan) shall not be considered an interruption of active full-time service. If the Employee commences an approved leave of absence that is unpaid or during which the Employee receives compensation under a Company or State disability plan, the Employee’s employment will not be considered interrupted as long as the Employee returns to active full-time service after such leave expires, and the Employee may upon such return re-commence credit for active full-time service for purposes of vesting under this Section 2. If the Employee does not return to active service after such leave expires the Employee will be deemed to have terminated continuous service for the Company on the 91st day after the commencement of such leave.

3.    Expiration. The Option shall, to the extent not theretofore exercised, expire and become void June 1, 2014.

4.    Exercise Following Voluntary Termination or Termination Without Cause. Subject to Section 3 and Section 7, the Option shall expire 90 days following the voluntary termination by the Employee of the Employee’s employment with the Company or the termination of the Employee’s employment by the Company without cause (as defined in Section 5). The Employee may within such 90 day period exercise this Option with respect to vested shares under the Option not theretofore purchased in the same manner and to the same extent that the Employee could have exercised the Option at the date of the Employee’s termination of employment. Termination for cause is covered by Section 5 and termination by reason of death or disability is covered by Section 6.

5.    Termination For Cause. Subject to Section 3, the Option shall expire on the date of termination of the Employee’s employment if such termination is for cause. For purposes of this Agreement, “cause” shall mean the Employee’s willful or repeated failure to perform his duties to the Company, dishonesty, disloyalty, gross misconduct, conviction of a felony, insubordination, aid of a competitor, material violation of company policy or breach of the provisions of Section 19 of this Agreement, as determined by the Plan Administrator in its sole discretion.

6.    Exercise Following Death or Disability. Subject to Section 3 and Section 7, if the Employee dies while he is employed by the Company, the executors or administrator, or the legatees or heirs of the Employee’s estate, shall have the right at any time or times during the period of 12 months following the Employee’s death to exercise the Option in whole or in part with respect to vested shares under the Option not purchased prior to the Employee’s death, in the same manner and to the same extent that the Employee could have exercised the Option at the date of the Employee’s death. Subject to Section 3 and Section 7, if the employment of the Employee is terminated as the result of disability, as hereinafter defined, the Employee or his legal representative shall have the right at any time or times during the period of 12 months following the Employee’s termination for disability to exercise the Option in whole or in part with respect to vested shares under the Option not purchased prior to the Employee’s termination, in the same manner and to the same extent that the Employee could have exercised the Option at the date of the Employee’s termination. For the purposes of this Agreement, the term “disability” means a physical or mental impairment which renders the Employee unable to perform the essential functions of his job with or without reasonable accommodation for 180 days in any one year period or for 90 consecutive days.

7.    Manner of Exercise. The Option is exercisable by delivering to the office of the Treasurer of the Company written notice of the number of Shares with respect to which the Option is being exercised accompanied by full payment of the Option Price for such Shares. In addition, a condition to the exercise of the Option is that the Employee become a party to the Limited Liability Company Agreement of the Company as then in effect (the “LLC Agreement”). If there is any inconsistency between the provisions of this Agreement and the LLC Agreement, the provisions of the LLC Agreement shall govern. The Shares issued on the exercise of this Option shall be Vested Common Shares within the meaning of the LLC Agreement. Upon the issuance of Shares to the Employee on the exercise of this Option, the Employee shall become a Member of the Company and entitled to the benefits of and subject to the obligations of a Member and holder of Vested Common Shares set forth in the LLC Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Option may be exercised, and the Employee may become a Member of the Company, only as of March 31, June 30, September 30 or December 31 in any year, and any purported exercise of all or any portion of the Option on any other date shall be deemed to be an exercise as of the March 31, June 30, September 30 or December 31 next following the attempted exercise date.

8.    Non-Transferable. The Option is not transferable by the Employee, except by will or by the laws of descent and distribution, and is exercisable during the lifetime of the Employee only by the Employee.

9.    No Rights as a Member. The Employee shall have no rights as a Member of the Company with respect to any Shares issuable on the exercise of this Option until the Employee exercises the Option, becomes a party to the LLC Agreement and becomes the holder of record of such Shares, and no adjustment shall be made, except for adjustments made pursuant to Section 17, for dividends, distributions or other rights in respect of such Shares for which the record date is prior to the date on which the Employee becomes the holder of record thereof.

10.    Termination Repurchase Option.

(a)    All of the Common Shares acquired by the Employee upon the exercise of this Option, any securities of the Company acquired (directly or upon conversion of securities convertible into securities of the Company or pursuant to the exercise of options, warrants or other rights) by the Employee, and any securities of the Company issued in respect of such securities by reason of any and all dividends, splits, recapitalizations or similar corporate action shall be deemed Shares and subject to the repurchase right of the Company or its assignee or designee (“Termination Repurchase Option”) set forth in this Section 10.

(b)    In the event that the Employee is an officer, director, or manager and is terminated by the Company for cause or breaches the provisions of Section 19 of this Agreement, the Company or its assignee or designee shall have the right to repurchase from the Employee or his personal representative, as the case may be, all or any portion of the Shares for an amount per Share equal to the Option Price, subject to adjustment for splits, dividends and recapitalizations occurring after the date of issuance.

(c)    Unless there is a breach of the provisions of Section 19 of this Agreement (in which case subsection 10(b) above shall govern), in the event that the Employee is terminated by the Company without cause or voluntarily terminates his employment with the Company, or if his employment is terminated as the result of death or disability, the Company or its assignee or designee shall have the right to repurchase from the Employee or his personal representative, as the case may be, all or any portion of the Shares for an amount per Share equal to the Fair Market Value of a Share (as defined below).

(d)    If the Company wishes its assignee or designee to purchase all or any part of the Shares pursuant to Section 10(b) or 10(c), the Company shall notify the Employee in writing prior to the closing of the sale of the Shares of the persons or entities other than the Company to whom the Offered Shares are to be transferred.

(e)    For the purposes of this Agreement, “Fair Market Value” shall mean the market price of a Share, as determined by the Board of Directors in good faith on such basis as it deems appropriate, as of the date of termination of the Employee’s employment. Whenever possible, the determination of Fair Market Value by the Board of Directors shall be based on the prices reported in The Wall Street Journal. If the Shares are not publicly-traded, the Fair Market Value shall be established by the Board of Directors and, where applicable, in accordance with the requirements of California Code of Regulations, Chapter 10, Section 260.140.41 and 260.140.42. Such determination shall be conclusive and binding on all persons.

(f)    The Termination Repurchase Option shall be exercised by written notice signed by an officer of the Company and delivered or mailed to the Employee or his legal representative, as the case may be, within 6 months after the date of the event giving rise to the Termination Repurchase Option, or in the case of the death or disability of the Employee, within 18 months after such death or disability, at the Employee’s address on the records of the Company. Such notice shall fix a time, location and date for the closing of the transfer of the Termination Repurchase Option which shall be not more than 30 days after the giving of such notice. The place for any closing shall be at the principal office of the Company unless some other location is agreed to by the Company or its assignee or designee and the Employee or his legal representative. Upon payment, the Employee or his legal representative shall deliver to the Company or its assignee or designee the certificate or certificates, if any, representing the Shares being repurchased, endorsed for transfer or accompanied by duly executed share assignment powers in favor of the Company or its assignee or designee. Notwithstanding the foregoing, in the event at the time of termination of employment the Employee is not an officer, director, manager or consultant of the Company, the Termination Repurchase Option shall be exercised by written notice and deliver of cash or cancellation of purchase money indebtedness for the Shares within 90 days of Employee’s termination of employment for any reason, or in the case of Shares issued on exercise after termination, within 90 days of Employee’s exercise of the Option.

(g)    The Termination Repurchase Option shall terminate on the first to occur of a sale of all or substantially all of the assets of the Company; the sale or all or substantially all of the equity interests of the Company; a merger, consolidation or similar transaction involving the Company following which the persons entitled to elect a majority of the members of the Board of Directors of the Company are unable to do so following the transaction; and the closing of a firm commitment underwritten public offering of the Company’s Common Shares.

11.    Share Splits and Dividends. If, from time to time during the term of the Repurchase Option there are distributions of any nature on the Company’s Common Shares other than cash distributions, including any share dividends or distributions of property, or share splits or other change in the character or amount of any of the outstanding securities of the Company; any and all new, substituted or additional securities or other property to which the Employee is entitled by reason of the Employee’s ownership of Shares shall be immediately subject to the Repurchase Option with the same force and effect as the Employee’s other Shares subject to Section 10. While the total Option Price shall remain the same after each such event, the Option Price per Share upon exercise of the Repurchase Option shall be appropriately adjusted.

12.    Market Stand-Off. In connection with the initial public offering by the Company of its equity securities pursuant to an effective registration filed under the Securities Act of 1933, the Employee will not, without the prior written consent of the Company’s managing underwriter, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Shares, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of the Shares, whether any such transaction described in (i) or (ii) above is to be settled by delivery of Shares or other securities, in cash or otherwise. Such restrictions shall not apply to any Shares registered in the initial public offering. Such restriction shall be in effect for such period of time following the date of the final prospectus for the initial public offering as shall be requested by the managing underwriter in such offering, but not to exceed 180 days. In order to enforce the restrictions set forth in this Section 12, the Company may impose stop-transfer instructions until the end of the market stand-off period. The Company’s underwriters shall be the beneficiaries of the agreement set forth in this Section 12.

13.    Legends. All certificates representing any Shares shall have endorsed thereon the following legends:

(a)    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SHARES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS COVERING SUCH SHARES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(b)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REPURCHASE RIGHTS IN FAVOR OF THE COMPANY AND RESTRICTIONS ON TRANSFER CONTAINED IN AN OPTION AGREEMENT BY AND BETWEEN THE COMPANY AND THE HOLDER AND THE COMPANY’S LIMITED LIABILITY COMPANY AGREEMENT, AND ARE TRANSFERABLE ONLY UPON COMPLIANCE WITH THE PROVISIONS OF SUCH AGREEMENTS. COPIES OF SUCH AGREEMENTS ARE ON FILE IN THE OFFICE OF THE COMPANY AND, IF APPLICABLE, WILL BE PROVIDED TO THE HOLDER HEREOF FREE OF CHARGE UPON WRITTEN REQUEST.

(c)    Any legend required to be placed thereon by appropriate Blue Sky officials.

14.    Compliance with Securities Laws. The Company shall have no obligation to issue the Shares subject to this Agreement unless such issuance is in compliance with all applicable federal and state securities laws, including the Securities Act of 1933, the Securities Exchange Act of 1934, and applicable state securities laws.

(a)    The following notice is applicable to all Shares issued to Employees located in California:

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED

UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

(b)    Representations of Employee. The Employee acknowledges that the Employee is aware that the Shares to be issued to the Employee by the Company upon the exercise of the Option will not have been registered under the Securities Act of 1933, as amended. In this connection, the Employee understands that in exercising the Option, the Employee will be warranting and representing to the Company that the Employee is acquiring such Shares for investment and not with a view to or for sale in connection with any distribution of said Shares or with any present intention of distributing or selling said Shares and the Employee does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause the Employee to sell said Shares.

15.    Company’s Rights.

(a)    The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or the LLC Agreement or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

(b)    In the event the Employee fails to deliver its certificates representing Shares required to be transferred to the Company or its assignee or designee pursuant to the terms of this Agreement, the Company may (i) elect to establish a segregated account in which the purchase price for such Shares shall be placed, such account to be turned over to the Employee upon delivery of the certificates representing such Shares together with appropriate instruments of transfer, and (ii) immediately thereafter take such action as may be required to transfer record title of such Shares to itself or its assignee or designee. The Employee hereby grants the Company a power of attorney for effecting any transfer in accordance with the previous sentence, such power of attorney to be deemed coupled with an interest and irrevocable. The Company hereby agrees to recognize any such transfer and to treat the transferee as the owner of such Shares in all respects as if delivery of the certificates representing such Shares had been made as required by this Agreement.

(c)    The Employee acknowledges and agrees that a violation by him of any of the provisions of this Agreement will cause irreparable damage to the Company and that the Company will have no adequate remedy at law for such violation. Accordingly, the Employee agrees that the Company shall be entitled as a matter of right to an injunction, specific performance, or other appropriate equitable relief from any court of competent jurisdiction, restraining any further violation of such provision or affirmatively compelling the Employee to carry out his obligations hereunder. Such right to equitable relief shall be cumulative and in addition to whatever remedies the Company may have at law or in equity.

16.    Rights of Employee As Member. Subject to the provisions of Section 16 above, the Employee shall, after exercise of the Option and while the Repurchase Option shall remain in effect, exercise all rights and privileges of a Member of the Company with respect to the Shares then owned by him.

17.    Certain Adjustments. In the event there is any change in the Common Shares of the Company through the declaration of share dividends or through any recapitalization resulting in share splits or combinations or exchanges of shares or otherwise, the number of Shares subject to the Option and the Repurchase Option and the Option Price, shall be appropriately adjusted by the Company, and in such case, in the discretion of the Company, fractional parts of Shares may be disregarded.

18.    No Guaranty of Employment. Nothing contained in this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its affiliates to continue the employment of the Employee for any exercise period described herein or the term of the Option, nor shall this Agreement be construed to create any duty of the Company or any of its affiliates or any of its other Members to the Employee, or any duty of the Employee of the Company or any of its other Members, comparable to the duties which partners or joint venturers may owe each other. However, during the period of the Employee’s employment, the Employee shall render diligently and faithfully the services which are assigned to the Employee from time to time and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company or any of its affiliates.

19.    Noncompetition and Nonsolicitation. The Employee agrees and acknowledges that the Option is being granted in partial consideration for the noncompetition and nonsolicitation provisions set forth in this Section 19, and in reliance on the performance by the Employee of the obligations hereinafter set forth. The Employee further acknowledges and agrees that a breach by the Employee of the provisions set forth in this Section 19 may result in the Employee’s termination for cause, forfeiture of the Option and/or the right of the Company to repurchase the Shares at cost:

(a)    During the period which commences on the date of this Agreement (the “Effective Date”) and which shall continue through and until the termination date of the Employee’s employment with the Company for any reason (the “Initial Restricted Period”), the Employee agrees that he shall not directly or indirectly own, manage, operate, control or otherwise engage or participate in, or be connected as an owner, partner, principal, creditor, guarantor, officer, advisor, member of the Board of Directors or Board of Managers, employee of or consultant in any entity or to any individual engaging in or developing a business to engage in the Business Activity in any Restricted Territory (as such terms are defined in subsection 19(c)) below, (the “Restricted Competitive Activities”). The Employee further agrees that during the period commencing on the termination date of the Employee’s employment with the Company for any reason and until the later of one year thereafter or 5 years after the Effective Date (the “Extended Restricted Period”), the Employee shall not use Company confidential information that would constitute trade secrets to engage in the Restricted Competitive Activities.

(b)    Notwithstanding the foregoing subsection 19(a) and the restrictions set forth therein, the Employee may (i) own securities in any publicly held entity that is covered by the restrictions set forth in subsection 19(a), but only to the extent that the Employee does not own, of record or beneficially, more than 2% of the outstanding beneficial ownership of such entity and (2) be or become employed to provide sales and marketing services to his employer’s Installed Base of Users (as such term is defined in subsection 19(c) below) if the employer is a manufacturer or direct provider of services of the type provided by the Company’s current customers and by the Company’s prospective customers but not for an employer that is a distributor or sales channel for companies that manufacture or provide services to one of the industries set forth in subsection 19(c) below. For example, the Employee may become employed by one of the Company’s current customers (e.g., Lucent), in an inside-sales division that sells Lucent service contracts to end-users who own Lucent equipment and the Employee may also be or become employed by a distributor or sales channel partner of Lucent equipment (e.g., Ingram Micro), but not in a role in the inside-sales division that sells service contracts to customers who have previously purchased equipment from Ingram Micro. The Company shall have the right at any time, to waive compliance by the Employee with all or any of the limitations and restrictions set forth in this Section 19 either in its entirety or in any particular instance.

(c)    For purposes of this Section 19:

(i)    “Business Activity” shall mean the provision of (1) outsourced sales and/or marketing services for a client, which are provided substantially exclusively to such client’s Installed Base of Users and (2) consulting services for a client with respect to sales and marketing aimed at such client’s Installed Base of Users, where such clients are companies that compete in the industries in which the Company’s current customers and the Company’s prospective customers are engaged, including, without limitation, manufacturing and sales and distribution companies in the following industries:

(A)    Information technology hardware (such as laptops, desktops, work stations, servers, mainframes, networking equipment, storage equipment, point of sale equipment, ATMs, handheld devices, electronic appliances, printing/imaging devices and other peripheral devices);

(B)    Computer software;

(C)    Telecommunications equipment (both wireless and wireline);

(D)    Medical equipment and devices;

(E)    Test and measurement equipment;

(F)    Recording systems; and

(G)    Data security and data management services.

(ii)    “Restricted Territory” shall mean North America, South America, Central America (including the Caribbean) and the countries comprising the European Economic Union.

(iii)    “Installed Base of Users” with respect to a company, shall mean all of the existing customers of such company who have purchased goods or services from such company in the past.

(d)    The Employee agrees that during the Initial Restricted Period, he will not, as an individual, partner, independent contractor, employee, shareholder, director, member, consultant or in association with any other person, business or enterprise, except on behalf of the Company of its affiliates, directly or indirectly:

(i)    attempt in any manner to solicit, entice or induce any Company Customer (as defined below) to become a customer of his or any other person, firm, corporation or other business with respect to products or services which compete with the Business Activity in any Restricted Territory, and the Employee shall not approach any such person, firm, corporation or business for such purpose; or

(ii)    solicit, persuade or attempt to solicit or persuade any person who is an employee of the Company as of the Effective Date or who becomes an employee of the Company or its affiliates during the Restricted Period to leave such employment or to become employed as an employee or retained as a consultant by anyone other than the Company or its affiliates,

(the Restricted Solicitation Activities”).

In addition, the Employee further agrees that during the Extended Restricted Period, the Employee shall not use Company confidential information that would constitute trade secrets to engage in the Restricted Solicitation Activities.

(e)    As used in this Agreement, a “Company Customer” shall mean:

(i)    anyone who is a customer of the Company on the Effective Date or anyone who was a customer of the Company during the 12-month period immediately prior to the Effective Date; or

(ii)    any prospective customer of the Company.

20.    Interpretation. By acceptance of this Option the Employee agrees that the Employee is subject in all respects to the foregoing terms and conditions. This Agreement shall be binding on and inure to the benefit of the executor, administrator, legatees, heirs, legal representatives and assigns of the Employee and the successors and permitted assigns of the Company. In the event of any ambiguity concerning the interpretation of this Agreement, such ambiguity shall be resolved by the Board of Directors of the Company.

21.    Omnibus Share Plan. This Option is granted pursuant to and is subject to the provisions of the ServiceSource International, LLC 2004 Omnibus Share Plan, a copy of which has been furnished to the Employee.

22.    Gender. Any references in this Agreement to “he”, “him”, or “his” shall also mean, where appropriate “she”, “her” or “hers”.

IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed effective as of the Grant Date set forth above.

SERVICESOURCE INTERNATIONAL, LLC

By:
Name:
Title:

EMPLOYEE

[EMPLOYEE NAME]

OPTION AGREEMENT

between

SERVICESOURCE INTERNATIONAL, LLC

(the “Company”)

and

[                         ]

(the “Employee”)

GRANT DATE: [                        ]

WHEREAS, the Board of Directors of the Company has authorized the grant of this option subject to the terms and conditions of this Agreement and the ServiceSource International, LLC 2004 Omnibus Share Plan.

NOW, THEREFORE, in consideration of the premises:

1.    Grant of Option. On the terms and conditions of this Agreement, the Company hereby grants to the Employee, and the Employee hereby accepts, the right and option (hereinafter called the “Option”) to purchase all and any part of an aggregate of                          (        ) of the Company’s Common Shares (the “Shares”), at a price of $[    ] (        ) per share (the “Option Price”). This Option may be exercised by purchase of whole Shares only. Shares shall also mean any common shares substituted for Shares in connection with a Change of Control transaction.

2.    Exercisability. The Option shall be exercisable as to 100% of the total Shares purchasable immediately upon grant. However, the Company retains the right to repurchase some or all the Shares acquired through exercise of the Option at the Option Price, subject to the following provisions (the “Vesting Repurchase Option”).

(a)    From the date hereof until [first vesting date], the Vesting Repurchase Option will apply to 100% of the total Shares purchasable hereunder;

[Insert Vesting Schedule]

(d)    The term “Service” means the Employee’s service with the Company, whether in the capacity of an employee, director or consultant. The Employee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Employee renders service to the Company or a change in the Company, provided that there is no interruption or termination of the Employee’s Service. The Employee’s Service with the Company also shall not be deemed to have terminated if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company provided the Employee returns to active service after such leave expires. An Employee who takes such an approved leave and who does not return to active service after such leave expires will be deemed to have terminated Service with

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the Company on the 91st day after the commencement of such leave. Partial months of active full-time service shall not be aggregated. Paid time off or vacation or sick leave (other than a period during which the Employee is compensated under a Company or State disability plan) shall not be considered interruption of full-time active service. Unpaid time off or a period during which the Employee is compensated under a Company or State disability plan shall not be considered full-time active service.

3.    Change of Control. Notwithstanding the provisions of Section 2, the Vesting Repurchase Option shall expire in its entirety if there is:

•	a sale of all or substantially all of the assets of the Company;

•	a sale of all or substantially all of the equity interests of the Company; or

•

a merger, consolidation or similar transaction involving the Company following which the persons entitled to elect a majority of the members of the Board of Directors of the Company immediately before the transaction are not entitled to elect a majority of the members of the Board of Directors of the Company or the surviving entity following the transaction (collectively, a “Change of Control”)

AND if (a) the Employee has maintained continuous Service with the Company from the date hereof through the date of the Change of Control AND (b) within 12 months following the date of the Change of Control, either (i) the Employee’s employment with the Company or its successor is terminated by the Company or its successor without cause (as defined in Section 6) or (ii) the Employee resigns the Employee’s employment with the Company on account of a “Good Reason Event” on giving at least 30 days prior written notice to the Company objecting to the Good Reason Event and with such resignation effective within 60 days following the Good Reason Event. A “Good Reason Event” shall consist of the material diminution in the Employee’s job responsibilities without the Employee’s written consent or the relocation of the Employee’s principal place of employment beyond a radius of 30 miles from its location immediately preceding the Change of Control without the Employee’s written consent, provided that following written notice to the Company of the Employee’s objection to the change in job responsibilities or relocation, the Company has failed within 30 days to restore the Employee substantially to his prior job responsibilities or prior principal place of employment, as applicable. A change in the Employee’s title or reporting structure in connection with the merger or consolidation of the Company’s business into another Company’s business shall not be considered a material diminution in the Employee’s job responsibilities if after such change the Employee continues to have the same responsibilities with respect to the Company’s business as prior to such change.

4.    Expiration. The Option shall, to the extent not theretofore exercised, expire and become void June 1, 2014.

5.    Exercise Following Voluntary Termination or Termination Without Cause. Subject to Section 4, the Option shall expire 90 days following the voluntary termination by the Employee of the Employee’s employment or other Service relationship with the Company or the termination of the Employee’s employment or other Service relationship by the Company

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without cause (as defined in Section 6). The Employee may within such 90-day period exercise this Option with respect to shares under the Option not theretofore purchased and not subject to the Vesting Repurchase Option as of the date of such termination in the same manner and to the same extent that the Employee could have exercised the Option at the date of the Employee’s termination of employment. Termination for cause is covered by Section 6 and termination by reason of death or disability is covered by Section 7.

6.    Termination For Cause. Subject to Section 4, the Option shall expire on the date of termination of the Employee’s employment if such termination is for cause. For purposes of this Agreement, “cause” shall mean the Employee’s willful or repeated failure to perform his duties to the Company, dishonesty, disloyalty, gross misconduct, conviction of a felony, insubordination, aid of a competitor, material violation of company policy or breach of the provisions of Section 20 of this Agreement, as determined by the Plan Administrator in its sole discretion.

7.    Exercise Following Death or Disability. Subject to Section 4 and Section 8, if the Employee dies while the Employee is employed by the Company, the executors or administrator, or the legatees or heirs of the Employee’s estate shall have the right at any time or times during the period of 12 months following the Employee’s death to exercise the Option in whole or in part with respect to shares under the Option not purchased prior to the Employee’s death and not subject to the Vesting Repurchase Option as of the date of the Employee’s death, in the same manner and to the same extent that the Employee could have exercised the Option at the date of the Employee’s death. Subject to Section 4 and Section 8, if the employment of the Employee is terminated as the result of disability, as hereinafter defined, the Employee or his legal representative shall have the right at any time or times during the period of 12 months following the Employee’s termination for disability to exercise the Option in whole or in part with respect to shares under the Option not purchased prior to the Employee’s termination and not subject to the Vesting Repurchase Option as of the date of the Employee’s employment termination, in the same manner and to the same extent that the Employee could have exercised the Option at the date of the Employee’s employment termination. For the purposes of this Agreement, the term “disability” means a physical or mental impairment which renders the Employee unable to perform the essential functions of his job with or without reasonable accommodation for 180 days in any one year period or for 90 consecutive days.

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8.    Manner of Exercise. The Option is exercisable by delivering to the office of the Treasurer of the Company written notice of the number of Shares with respect to which the Option is being exercised accompanied by full payment of the Option Price for such Shares. In addition, a condition to the exercise of the Option is that the Employee become a party to the Limited Liability Company Agreement of the Company as then in effect (the “LLC Agreement”). If there is any inconsistency between the provisions of this Agreement and the LLC Agreement, the provisions of the LLC Agreement shall govern. The Shares issued on the exercise of this Option shall be Vested Common Shares within the meaning of the LLC Agreement. Upon the issuance of Shares to the Employee on the exercise of this Option, the Employee shall become a Member of the Company and entitled to the benefits of and subject to the obligations of a Member and holder of Vested Common Shares set forth in the LLC Agreement. If the Employee is an officer of the Company, he acknowledges that his Shares will be subject to the right of first refusal set forth in Section 12.04 of the LLC Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Option may be exercised, and the Employee may become a Member of the Company, only as of March 31, June 30, September 30 or December 31 in any year, and any purported exercise of all or any portion of the Option on any other date shall be deemed to be an exercise as of the March 31, June 30, September 30 or December 31 next following the attempted exercise date.

9.    Non-Transferable. The Option is not transferable by the Employee, except by will or by the laws of descent and distribution, and is exercisable during the lifetime of the Employee only by the Employee.

10.    No Rights as a Member. The Employee shall have no rights as a Member of the Company with respect to any Shares issuable on the exercise of this Option until the Employee exercises the Option, becomes a party to the LLC Agreement and becomes the holder of record of such Shares, and no adjustment shall be made, except for adjustments made pursuant to Section 18, for dividends, distributions or other rights in respect of such Shares for which the record date is prior to the date on which the Employee becomes the holder of record thereof.

11.    Termination Repurchase Option.

(a)    All of the Common Shares acquired by the Employee upon the exercise of this Option, any securities of the Company acquired (directly or upon conversion of securities convertible into securities of the Company or pursuant to the exercise of options, warrants or other rights) by the Employee, and any securities of the Company issued in respect of such securities by reason of any and all dividends, splits, recapitalizations or similar corporate action shall be deemed Shares and subject to the repurchase right of the Company or its assignee or designee “Termination Repurchase Option” set forth in this Section 11.

(b)    In the event that the Employee’s Service terminated by the Company for cause, or breaches the provisions of Section 20 of this Agreement, the Company or its assignee or designee shall have the right to repurchase from the Employee or his personal representative, as the case may be, all or any portion of the Shares for an amount per Share equal to the Option Price, subject to adjustment for splits, dividends and recapitalizations occurring after the date of issuance.

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(c)    Unless there is a breach of the provisions of Section 20 of this Agreement, in the event that the Employee’s Service is terminated by the Company without cause or Employee voluntarily terminates his Service with the Company, or if his Service is terminated as the result of death or disability, the Company or its assignee or designee shall have the right to repurchase from the Employee or his personal representative, as the case may be, all or any portion of the Shares for an amount per Share equal to the Option Price with respect to Shares subject to the Vesting Repurchase Option as of the date of Employee’s termination of employment and for an amount per Share equal to the Fair Market Value (as defined below) with respect to Shares not subject to the Vesting Repurchase Option as of the date of Employee’s termination of employment. In the event the Employee has breached Section 20 of this Agreement, the Company may exercise this Termination Repurchase Right as to all or any portion of the Shares for an amount per Share equal to the Option Price regardless of whether they were subject to the Vesting Repurchase Option as of the Employee’s termination of employment.

(d)    If the Company wishes its assignee or designee to purchase all or any part of the Shares pursuant to Section 11(b) or 11(c), the Company shall notify the Employee in writing prior to the closing of the sale of the Shares of the persons or entities other than the Company to whom the Offered Shares are to be transferred.

(e)    For the purposes of this Agreement, “Fair Market Value” shall mean the market price of a Share, as determined by the Board of Directors in good faith on such basis as it deems appropriate, as of the date of termination of the Employee’s employment. Whenever possible, the determination of Fair Market Value by the Board of Directors shall be based on the prices reported in The Wall Street Journal. If the Shares are not publicly-traded, the Fair Market Value shall be established by the Board of Directors and, where applicable, in accordance with the requirements of California Code of Regulations, Chapter 10, Section 260.140.41 and 260.140.42. Such determination shall be conclusive and binding on all persons.

(f)    The Termination Repurchase Option shall be exercised by written notice signed by an officer of the Company and delivered or mailed to the Employee or his legal representative, as the case may be, within 6 months after the date of the event giving rise to the Termination Repurchase Option, or in the case of the death or disability of the Employee, within 18 months after such death or disability, at the Employee’s address on the records of the Company. Such notice shall fix a time, location and date for the closing of the transfer of the Termination Repurchase Option which shall be not more than 30 days after the giving of such notice. The place for any closing shall be at the principal office of the Company unless some other location is agreed to by the Company or its assignee or designee and the Employee or his legal representative. Upon payment, the Employee or his legal representative shall deliver to the Company or its assignee or designee the certificate or certificates, if any, representing the Shares being repurchased, endorsed for transfer or accompanied by duly executed share assignment powers in favor of the Company or its assignee or designee. In the event at the time of termination of employment the Employee is not an officer, director, manager or consultant of the Company, the Termination Repurchase Option shall be exercised by written notice and delivery of cash or cancellation of purchase money indebtedness for the Shares within 90 days of the Employee’s termination of employment for any reason, or in the case of Shares issued on exercise after termination, within 90 days of Employee’s exercise of the Option.

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(g)    The Termination Repurchase Option shall terminate on the first to occur of a Change of Control and the closing of a firm commitment underwritten public offering of the Company’s Common Shares.

12.    Share Splits and Dividends. If, from time to time during the term of the Repurchase Option there are distributions of any nature on the Company’s Common Shares other than cash distributions, including any share dividends or distributions of property, or share splits or other change in the character or amount of any of the outstanding securities of the Company; any and all new, substituted or additional securities or other property to which the Employee is entitled by reason of the Employee’s ownership of Shares shall be immediately subject to the Repurchase Option with the same force and effect as the Employee’s other Shares subject to Section 11. While the total Option Price shall remain the same after each such event, the Option Price per Share upon exercise of the Repurchase Option shall be appropriately adjusted.

13.    Market Stand-Off. In connection with the initial public offering by the Company of its equity securities pursuant to an effective registration filed under the Securities Act of 1933, the Employee will not, without the prior written consent of the Company’s managing underwriter, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Shares, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of the Shares, whether any such transaction described in (i) or (ii) above is to be settled by delivery of Shares or other securities, in cash or otherwise. Such restrictions shall not apply to any Shares registered in the initial public offering. Such restriction shall be in effect for such period of time following the date of the final prospectus for the initial public offering as shall be requested by the managing underwriter in such offering, but not to exceed 180 days. In order to enforce the restrictions set forth in this Section 13, the Company may impose stop-transfer instructions until the end of the market stand-off period. The Company’s underwriters shall be the beneficiaries of the agreement set forth in this Section 13.

14.    Legends. All certificates representing any Shares shall have endorsed thereon the following legends:

(a)    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SHARES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS COVERING SUCH SHARES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

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(b)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REPURCHASE RIGHTS IN FAVOR OF THE COMPANY AND RESTRICTIONS ON TRANSFER CONTAINED IN AN OPTION AGREEMENT BY AND BETWEEN THE COMPANY AND THE HOLDER DATED AND THE COMPANY’S LIMITED LIABILITY COMPANY AGREEMENT, AND ARE TRANSFERABLE ONLY UPON COMPLIANCE WITH THE PROVISIONS OF SUCH AGREEMENTS. COPIES OF SUCH AGREEMENTS ARE ON FILE IN THE OFFICE OF THE COMPANY AND, IF APPLICABLE, WILL BE PROVIDED TO THE HOLDER HEREOF FREE OF CHARGE UPON WRITTEN REQUEST.

(c)    Any legend required to be placed thereon by appropriate Blue Sky officials.

15.    Compliance with Securities Laws. The Company shall have no obligation to issue the Shares subject to this Agreement unless such issuance is in compliance with all applicable federal and state securities laws, including the Securities Act of 1933, the Securities Exchange Act of 1934, and applicable state securities laws.

(a)    The following notice is applicable to all Shares issued to Employees located in California:

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

(b)    Representations of Employee. The Employee acknowledges that the Employee is aware that the Shares to be issued to the Employee by the Company upon the exercise of the Option will not have been registered under the Securities Act of 1933, as amended. In this connection, the Employee understands that in exercising the Option, the Employee will be warranting and representing to the Company that the Employee is acquiring such Shares for investment and not with a view to or for sale in connection with any distribution of said Shares or with any present intention of distributing or selling said Shares and the Employee does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause the Employee to sell said Shares.

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16.    Company’s Rights.

(a)    The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or the LLC Agreement or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

(b)    In the event the Employee fails to deliver its certificates representing Shares required to be transferred to the Company or its assignee or designee pursuant to the terms of this Agreement, the Company may (i) elect to establish a segregated account in which the purchase price for such Shares shall be placed, such account to be turned over to the Employee upon delivery of the certificates representing such Shares together with appropriate instruments of transfer, and (ii) immediately thereafter take such action as may be required to transfer record title of such Shares to itself or its assignee or designee. The Employee hereby grants the Company a power of attorney for effecting any transfer in accordance with the previous sentence, such power of attorney to be deemed coupled with an interest and irrevocable. The Company hereby agrees to recognize any such transfer and to treat the transferee as the owner of such Shares in all respects as if delivery of the certificates representing such Shares had been made as required by this Agreement.

(c)    The Employee acknowledges and agrees that a violation by him of any of the provisions of this Agreement will cause irreparable damage to the Company and that the Company will have no adequate remedy at law for such violation. Accordingly, the Employee agrees that the Company shall be entitled as a matter of right to an injunction, specific performance, or other appropriate equitable relief from any court of competent jurisdiction, restraining any further violation of such provision or affirmatively compelling the Employee to carry out his obligations hereunder. Such right to equitable relief shall be cumulative and in addition to whatever remedies the Company may have at law or in equity.

17.    Rights of Employee. Subject to the provisions of Section 16 above, the Employee shall, after exercise of the Option and while the Repurchase Option shall remain in effect, exercise all rights and privileges of a Member of the Company with respect to the Shares then owned by him.

18.    Certain Adjustments. In the event there is any change in the Common Shares of the Company through the declaration of share dividends or through any recapitalization resulting in share splits or combinations or exchanges of shares or otherwise, the number of Shares subject to the Option and the Repurchase Option and the Option Price, shall be appropriately adjusted by the Company, and in such case, in the discretion of the Company, fractional parts of Shares may be disregarded.

19.    No Guaranty of Employment. Nothing contained in this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its affiliates to continue the employment of the Employee for any exercise period described herein, nor shall this Agreement be construed to create any duty of the Company or any of its affiliates or any of its other Members to the Employee, or any duty of the Employee of the Company or

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any of its other Members, comparable to the duties which partners or joint venture partners may owe each other. However, during the period of the Employee’s employment, the Employee shall render diligently and faithfully the services which are assigned to the Employee from time to time and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company or any of its affiliates.

20.    Noncompetition and Nonsolicitation. The Employee agrees and acknowledges that the Options are being granted in partial consideration for the noncompetition and nonsolicitation provisions set forth in this Section 20, and in reliance on the performance by the Employee of the obligations hereinafter set forth. The Employee further acknowledges and agrees that a breach by the Employee of the provisions set forth in this Section 20 may result in the Employee’s termination for cause, forfeiture of Options and the right of the Company to repurchase the Shares at cost:

(a)    During the period which commences on the date of this Agreement (the “Effective Date”) and which shall continue through and until the termination date of the Employee’s employment with the Company for any reason (the “Initial Restricted Period”), the Employee agrees that the Employee shall not directly or indirectly own, manage, operate, control or otherwise engage or participate in, or be connected as an owner, partner, principal, creditor, guarantor, officer, advisor, member of the Board of Directors or Board of Managers, employee of or consultant in any entity or to any individual engaging in or developing a business to engage in the Business Activity in any Restricted Territory (as such terms are defined in subsection 20(c) below) (the “Restricted Competitive Activities”). The Employee further agrees that during the period commencing on the termination date of the Employee’s employment with the Company for any reason and until the later of one year thereafter or 5 years after the Effective Date (the “Extended Restricted Period”), the Employee shall not use Company confidential information that would constitute trade secrets to engage in the Restricted Competitive Activities.

(b)    Notwithstanding the foregoing subsection 20(a) and the restrictions set forth therein, the Employee may (i) own securities in any publicly held entity that is covered by the restrictions set forth in subsection 20(a), but only to the extent that the Employee does not own, of record or beneficially, more than 2% of the outstanding beneficial ownership of such entity and (2) be or become employed to provide sales and marketing services to his employer’s Installed Base of Users (as such term is defined in subsection 20(c) below) if the employer is a manufacturer or direct provider of services of the type provided by the Company’s current customers and by the Company’s prospective customers listed on Exhibit A but not for an employer that is a distributor or sales channel for companies that manufacture or provide services to one of the industries set forth in subsection 20(c) below. For example, the Employee may become employed by one of the Company’s current customers (e.g., Lucent), in an inside-sales division that sells Lucent service contracts to end-users who own Lucent equipment and the Employee may also be or become employed by a distributor or sales channel partner of Lucent equipment (e.g., Ingram Micro), but not in a role in the inside-sales division that sells service contracts to customers who have previously purchased equipment from Ingram Micro. The Company shall have the right at any time, to waive compliance by the

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Employee with all or any of the limitations and restrictions set forth in this Section 20 either in its entirety or in any particular instance.

(c)    For purposes of this Section 20:

(i)    “Business Activity” shall mean the provision of (1) outsourced sales and/or marketing services for a client, which are provided substantially exclusively to such client’s Installed Base of Users and (2) consulting services for a client with respect to sales and marketing aimed at such client’s Installed Base of Users, where such clients are companies that compete in the industries in which the Company’s current customers and the Company’s prospective customers set forth in Exhibit A are engaged, including, without limitation, manufacturing and sales and distribution companies in the following industries:

(A)    Information technology hardware (such as laptops, desktops, work stations, servers, mainframes, networking equipment, storage equipment, point of sale equipment, ATMs, handheld devices, electronic appliances, printing/imaging devices and other peripheral devices);

(B)    Computer software;

(C)    Telecommunications equipment (both wireless and wireline);

(D)    Medical equipment and devices;

(E)    Test and measurement equipment;

(F)    Recording systems; and

(G)    Data security and data management services.

(ii)    “Restricted Territory” shall mean North America, South America, Central America (including the Caribbean) and the countries comprising the European Economic Union.

(iii)    “Installed Base of Users” with respect to a company, shall mean all of the existing customers of such company who have purchased goods or services from such company in the past.

(d)    The Employee agrees that during the Initial Restricted Period, he will not, as an individual, partner, independent contractor, employee, shareholder, director, member, consultant or in association with any other person, business or enterprise, except on behalf of the Company of its affiliates, directly or indirectly:

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(i)    attempt in any manner to solicit, entice or induce any Company Customer (as defined below) to become a customer of his or any other person, firm, corporation or other business with respect to products or services which compete with the Business Activity in any Restricted Territory, and the Employee shall not approach any such person, firm, corporation or business for such purpose; or

(ii)    solicit, persuade or attempt to solicit or persuade any person who is an employee of the Company as of the Effective Date or who becomes an employee of the Company or its affiliates during the Restricted Period to leave such employment or to become employed as an employee or retained as a consultant by anyone other than the Company or its affiliates,

(the “Restricted Solicitation Activities”).

In addition, the Employee further agrees that during the Extended Restricted Period, the Employee shall not use Company confidential information that would constitute trade secrets to engage in the Restricted Solicitation Activities.

(e)    As used in this Agreement, a “Company Customer” shall mean:

(i)    anyone who is a customer of the Company on the Effective Date or anyone who was a customer of the Company during the 12-month period immediately prior to the Effective Date; or

(ii)    any prospective customer of the Company.

21.    Interpretation. By acceptance of this Option the Employee agrees that the Employee is subject in all respects to the foregoing terms and conditions. This Agreement shall be binding on and inure to the benefit of the executor, administrator, legatees, heirs, legal representatives and assigns of the Employee and the successors and permitted assigns of the Company. In the event of any ambiguity concerning the interpretation of this Agreement, such ambiguity shall be resolved by the Board of Directors of the Company.

22.    Omnibus Share Plan. This Option is granted pursuant to and is subject to the provisions of the ServiceSource International, LLC 2004 Omnibus Share Plan, a copy of which has been furnished to the Employee.

23.    Gender. Any references in this Agreement to “he”, “him”, or “his” shall also mean, where appropriate “she”, “her” or “hers”.

[signature page follows]

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IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed as of the date and year first above written.

SERVICESOURCE INTERNATIONAL, LLC

By:
Name:
Title: CHIEF FINANCIAL OFFICER

[NAME]

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